November 7, 2019

THE JAMESTOWN EQUITY FUND

Ticker Symbol: JAMEX

Supplement to the Prospectus Dated August 1, 2019

The fee table and Example for The Jamestown Equity Fund (the “Fund”) on page 3 of the Prospectus have been amended. The amended table and Example are set forth below:

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.38%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.04%(1)

(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 106	$ 331	$ 574	$1,271

Please retain this Supplement for Future Reference